united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21872

Mutual Fund Series Trust

(Exact name of registrant as specified in charter)

17605 Wright Street Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 9/30

Date of reporting period: 9/30/15

ITEM 1. REPORTS TO SHAREHOLDERS.

ANNUAL REPORT

Camelot Premium Return Fund

Camelot Excalibur Small Cap Income Fund

September 30, 2015

Camelot Funds, LLC

1700 Woodlands Dr.

Suite 100

Maumee, OH 43537

Dear Fellow Shareholders,

Greetings - welcome to Camelot! We are honored to serve you and blessed to have your trust. We are pleased to report on our fifth fiscal year and are to discuss our progress over the past year.

The strategies of our two funds are very similar, so much of the commentary for the Camelot fund will apply to the Excalibur fund. The commentary for Excalibur will focus on the areas that are different from the Camelot fund.

Camelot – Premium Return Fund

The unrelenting market run of the last six years continued for most of the fiscal year (presenting difficult conditions for an option-writing value-oriented strategy), but experienced an abrupt end about 6 weeks before the end of our fiscal year. We navigated these market conditions quite well over the past several years, but struggled in this one, leaving us very disappointed in our results, especially over the last quarter. We have been expecting volatility to return and our economic expectations have been spot-on, but our positioning to take advantage of these has been dead wrong…so far. While our long-term results have shown the strength of our strategy and discipline in the past, the last year has identified the weaknesses. Regrettably, we only delivered on one of our three objectives this year. But thankfully, it is our primary objective.

While our recent results have been week, we do not focus on short-term performance results. Last year’s results were strong and we said the same thing. We believe investing, by nature, is a long-term process and requires at least five years to properly evaluate results. This will be our focus and the basis for our decision-making process. Our desire is to partner with you, the investor, to deliver on our specified objectives for many years to come, so you have a great investing experience.

There are times when investors panic and market prices become disconnected from reality (fundamentals). Ben Graham said, “In the short-term the market is a voting machine; in the long-run is acts as a weighing machine.” Warren Buffett added, “Occasionally, the voting decisions of investors – amateurs and professionals alike – border on lunacy.” There is no way to predict when this will happen or when the market will snap back. We believe this is one of those times.

While short-term returns can vary significantly, we believe chance of permanent capital loss for patient investors in our funds is extremely low. This is because of our focus on cash flow generation – seeking investments that produce cash flow now and are likely to do so long into the future. As we have no control over short-term market fluctuations, we suggest only investing in our funds if you intend to hold them for at least 3-5 years. A decision to invest is based on our long-term track record – it would be foolish to sell based on a short-term (less than 3 years) result.

We consider each investor in our fund to be a partner. We are honored to meet many of you and know there are many more we will never meet. Even so, we value each one and are honored to serve you.

Objective 1 - High Rate of Gains / Cash Flow

While total return results are best gauged over a period of 5 years or more, cash flow can give investors something to hold on to in the shorter term. In this fund, cash flow is our primary focus. We want retirees and those close to retirement to feel confident in the stability of their cash flow – which is more important than total return to their daily lifestyle. At the same time, due to the currently low interest rates, many retirees must maintain exposure to equities to reduce the probability of outliving their savings. While the flat income streams from many retirement income vehicles will fail to keep up with inflation, this fund seeks to provide an income stream that will increase over time to keep up and/or outpace inflation.

Reinvesting this cash flow is a great way for younger investors to build wealth as well. I am 38 years old and have my entire 401k in these two funds, showing my belief in these statements and aligning my personal investments with yours.

We have delivered a consistent quarterly target distribution for the past 18 quarters and have paid our target of $.14 over the past four quarters. We remain focused on our objective of maintaining and increasing this distribution in the future.

During the past year (fiscal 2014), the fund generated dividend or interest income from over 100 different securities. Total interest and dividend income was $2,529,155 an increase of 80% from the $1,463,665 generated in fiscal 2013. While some of this was due to the increased number of shares outstanding (positive fund flows), much of it was due to the portfolio allocation to higher dividend-producing investments as we shifted to take advantage of what we believe are extremely attractive opportunities.

Objective 2 - Total Return

Nearly all investors hope to realize strong total returns and we have utilized this strategy for over a decade to do so. As mentioned above, this is a long-term objective, best evaluated over periods of at least five years, so we have another year before we will truly be able to evaluate how we are doing in this measure. After several strong years, the last year was a disappointment as we were near the bottom in our new Morningstar category – Moderate Allocation, a humbling turn-around from our strong ratings last year. We will hit our 5-year mark at the end of 2015, so we will be able to evaluate rolling 5 year periods moving forward.

Objective 3 - Lower volatility than common stocks

One of the best ways to help investors stay invested during difficult times is to reduce the volatility they experience. This can often be a difficult proposition when trying to fulfill income and total return objectives as well. This fund is designed to do all three.

While we believe we have delivered on this for most of our history, we completely failed in this area over the last year – especially the last quarter.

We don’t believe daily volatility (beta) is what concerns most investors. The primary concern, and therefore ours in this objective, is the size of a pullback in a down market. We seek to experience even less drawdown in such periods. This is a more difficult measure as we don’t know when or why pullbacks will occur, but we believe there are things we can do to increase the probability of success in this area while still keeping the priority of our first two objectives. So our failure in this area is extremely disappointing.

At the same time, we welcome volatility in the market as it typically provides for greater option premiums and long-term buying opportunities. After a couple years of being wrong in our predictions of greater volatility, we were finally right. However, it manifested very differently than we expected, both in magnitude and in what parts of the market were affected. While volatility can be painful in the short-run, especially when it is not expected, we must be willing to accept some of it to achieve attractive real returns over time. We believe this recent volatility has given us some exceptional opportunities and we are actively working to capture them!

Conclusion

We are disappointed in our overall performance for the year, but honored to report success in our primary objective of producing cash flow, which is designed to help us weather precisely these types of storms. We understand every manager has similar periods, but that doesn’t make it any less painful. We have learned a lot from our failures this year and believe they will make us better in the future.

Thank you for the opportunity to serve you. We don’t take it for granted. We will continue to work tirelessly to deliver better results moving forward.

Market Review

The fiscal year started with some volatility as the S&P 500 dropped roughly 10%, but recovered it all and more by the end of the month, so many retail investors never realized it happened. The market continued its relentless rise, hitting a series of new highs over the next 9 months. As this move was driven by a just a handful of very large stocks, the average stock was not doing nearly as well.

In the last six months of 2014, oil prices dropped around 50% and continued to fall in early 2015. This led to dramatic moves in energy stocks, with ripple effects spreading out to other parts of the market. The dollar continued to strengthen and commodities prices in general continued to slide. Indications of global economic weakness continued to build with problems resurfacing in Europe (Greece), many emerging economies, and finally China – all while the Federal Reserve tried to convince the market it would start raising interest rates here in the U.S.

These factors finally broke the market’s back in August as the S&P 500 dropped more than 10% in just a few days – the severity of which is very rare. A brief rebound recovered about half the drop through mid-September, but gave way to a retest of the lows at the end of September – a lovely time to end our fiscal year.

Note – the market rallied hard in October and our fund participated well, ranking in the 18th percentile in its’ Morningstar category – a good start to the new fiscal year.

Camelot - Premium Return Fund Commentary

Returns – The return for the Fund for this fiscal year was (11.31%) (Class A shares at NAV)1 versus (.61%) for the S&P 500 Total Return Index and (2.91%) for the average fund in our Morningstar Category (Moderate Allocation).

Sector Weightings – we make no attempt to match our sector weightings to any particular benchmark or index.

Contributors – We had $4.6 Million in realized gains spread over dozens of positions, most of which were put and call options, and over $2.5 million in investment income (dividends & interest). These were offset by over $14 million in unrealized losses. No individual equity or option position comprises more than 5% of the overall portfolio. Our greatest contributors were consumer focused positions including Amazon, Ebay, Facebook, & Netflix – all of which are no longer in the portfolio. We also had some great gains in the energy & finance sectors, especially with a couple companies in the Refining space.

Detractors – Naturally, not all of our positions produce gains, especially in the short-term. The greatest detractors by far this fiscal year were several positions in Energy & Materials as the slide in commodity prices continued throughout the year. Several of these are mid-stream energy infrastructure partnerships (Pipelines), which we expected to hold up better in the face of declining oil prices, or companies we believe held extreme value after the initial sell-offs. We were very wrong. Other detractors include some of our larger and/or newer positions which we have purchased in the recent selloff. Since the end of the fiscal year is a snapshot in time & coincided with the bottom of a market correction, we believe many of these detractors hold tremendous opportunity and we were just early in scooping up bargains. Some of them have even recovered significantly by the time of this writing.

Our largest equity position is once again American Capital Ltd (4.6%). We have continued to build the position in American Capital as we still believe there is strong total return potential. All four of our top holdings at year-end were significant detractors to the fund over the past year, but we believe offer significant cash flow and total return potential moving forward.

New Positions – As our option writing strategy naturally produces higher turnover, we initiated dozens of new positions, which will almost always be the case.

Eliminated Positions – Due to the nature of our option based strategy, we had dozens of positions throughout the fiscal year which we no longer hold.

Current Portfolio – As of fiscal year-end, our portfolio composition is roughly more heavily weighted to outright equity holdings (dividend-paying stocks and/or stocks with covered calls) with less exposure to put positions as we believe the upside potential in many of our positions is too great to limit. This is very similar to how we were positioned at the end of our first fiscal year in 2011, which also had a market correction that bottomed around the same time. We expect this weighting to swing back and forth over time as markets fluctuate and different positions become more attractive. We have also build a substantial position in a number of fixed-income closed-end funds selling at substantial discounts to NAV. We expect these positions to contribute significant cash-flow and gains as the discount to NAV narrows. We expect these positions to be relatively short-term, as we will likely rotate out once that happens.

Dividend – We have continued to deliver our quarterly dividend since inception (19 quarters). We hope to maintain a steady quarterly dividend of $0.14 per share, but there is no guarantee this will happen as we must have realized gains in order to meet our target distribution.

Excalibur – Small Cap Income Fund

The market environment for a small cap value fund has been especially challenging this year as the market issues discussed above were magnified in the small cap space.

We are very disappointed with our nominal and relative performance. We make no excuses - we must do better. We are still confident in the discipline of our strategy and believe the next year will demonstrated it better.

As a small consolation, we have delivered on our primary objective of delivering strong cash flow. We have largely maintained a $.10 quarterly distribution, which we hope to maintain and increase over time. The exception in this fiscal year was the December distribution, which was reduced due to accounting adjustments as many of our positions were REITs and partnerships. The fund generated the cash flow, but much of it was a return of capital for tax purposes and was therefore not distributed.

Excalibur is designed to allow all investors to gain exposure to small caps and stay invested according to plan by generating consistent cash flow. This fund is extremely unique in the small cap space and we believe it will be the most consistent & highest yielding fund in its category. Of course, there are no guarantees we will be able to achieve that.

Objective 1 – Consistent & Growing Income Stream

See notes under Objective 1 for the Camelot Fund.

We are pleased with the progress on this objective as we maintained a $.10 quarterly distribution (with the exception mentioned above), which is our target. We intend to maintain this as consistently as possible and increase it over time. Based on the 9/30/2015 NAV of $7.86, this would equate to a very nice cash flow, especially for a small-cap fund.

During the past year, the fund generated total income of $448,398 from over 50 different securities, a significant increase from the $186,696 generated the previous fiscal year, which was only 3 quarters. Aside from the time factor, the increase was a result of a more seasoned portfolio of income-generating securities and a shift in portfolio composition to take advantage of what we believe are extremely attractive opportunities.

Objective 2 - Total Return

The fund’s return was (12.73%), which was well below the Russell 2000, which grew 1.25%, and behind our category (Small Value) average of (2.99%), putting us in the 94th percentile.

Conclusion

We achieved our target on the first objective – cash flow. As the second objective – total return – is a long-term measure, it is too soon to declare success or failure on this measure, but we are not off to a good start and have some making-up do to over the next couple years.

Market Review

Small caps in general started off the year quite well, jumping to substantial gains before giving it all back in the final quarter. Our exposure to energy, materials, & real estate magnified the impact of the downdraft in our fund.

Small caps continued to underperform large & mid cap stocks and we believe the valuations are exceptionally attractive for many of the companies in our portfolio. We have very high expectations for the coming year.

Excalibur – Small Cap Income Fund Commentary

Returns – The return for the Fund for this fiscal year was (12.73%) (Class A shares at NAV)1 versus 1.25% for the Russell 2000 Total Return index and (2.99%) for the average fund in our Morningstar Category (Small Value), which was the second straight year of negative returns for the category.

Sector Weightings – we make no attempt to match our sector weightings to any particular benchmark or index.

Contributors – We had $550,132 in realized gains spread over several dozen positions, most of which were put and call options, and $471,853 in investment income (dividends & interest). We had additional income from securities income, which is reflected in the Total Income number mentioned above. No individual equity or option position comprises more than 5% of the overall portfolio. The greatest contributors (and current% of portfolio) were Matson (.65%), One Liberty Properties (.11%), & Sturm Ruger (.34%).

Detractors – Just like last year, the greatest detractor this fiscal year was overall weakness in small caps during final quarter of the fiscal year, which pulled down many of our holdings. In addition, our exposure to energy and materials led to our underperformance relative to our category.

Our largest equity position is WP Glimcher Inc. (4.50%), followed by Chicos’s (4.05%), Compass Minerals (4.03%), and Martin Midstream Partners (3.93%).

New Positions – As our option writing strategy naturally produces higher turnover, we initiated dozens of new positions, which will almost always be the case.

Eliminated Positions – Due to the nature of our option based strategy, we had dozens of positions throughout the fiscal year which we no longer hold.

Current Portfolio – As of fiscal year-end, our portfolio composition is primarily outright equity holdings in dividend-paying stocks (around 90%) and put positions (around 10%). This is weighting is tilted more toward stock holdings than normal as we believe there are exceptional opportunities and hope to generate most of our quarterly dividend from dividends and interest as opposed to option premiums. However, the portfolios composition will fluctuate over time as markets fluctuate and different positions become more attractive.

Dividend – We maintained our quarterly dividend of $.10. We hope to maintain a steady quarterly dividend of $0.10 per share, increasing over time, but there is no guarantee this will happen as we must have investment income or realized gains in order to meet our target distribution.

Final Remarks

Discipline is demonstrated in tough times and rewarded during the good times. We make no predictions about when things will be good, bad, or ugly. As such, we will remain disciplined to our strategy, which focuses on companies producing strong cash flow. We believe this gives us a high probability of continuing to meet your objectives for a long time to come. We know that markets will continue to go up and down and believe a consistent discipline will ultimately reward a patient investor.

Thank you to all our shareholders for the faith and trust you have placed in us. We are blessed and honored to be a part of your portfolio and take the responsibility seriously. Also, we thank all the advisors who utilize our funds for their clients. We know the risk you take every time you make a recommendation and will work hard to make sure your clients have a great investment experience.

May God bless you greatly in the coming year!

Kind Regards,

Darren T. Munn, CFA

Chief Investment Officer

Morningstar, Inc. All rights reserved. Morningstar is an independent provider of financial information. Morningstar performance rankings are based on total return without sales charge relative to all share classes of mutual funds with similar objectives and determined by Morningstar. Past performance or ranking is not indicative of future results.

There is no assurance that the Fund will achieve its investment objective.

4817-NLD-11/24/2015

Camelot Premium Return Fund

PORTFOLIO REVIEW (Unaudited)

September 30, 2015

The Fund’s performance figures(1) for each of the periods ended September 30, 2015, compared to its benchmark:

	One Year Return	Three Year Return	Since Inception(3)
Class A	(11.31)% (4)	3.84%	4.87%
Class A with 5.75% load	(16.39)% (4)	1.83%	3.58%
Class C	(11.99)% (4)	3.77%	4.42%
S&P 500 Total Return Index(2)	(0.61)%	12.40%	11.64%

(1)	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. The Manager and the Fund have entered into an Expense Limitation Agreement under which the Manager has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain total annual operating expenses (excluding any front end or contingent deferred loads, Rule 12b-1 fees, brokerage commissions, leverage interest, dividends on securities sold short, taxes, costs of investing in underlying funds, expenses incurred with any merger or reorganization and extraordinary expenses such as litigation) at 1.50% through January 31, 2016. Each waiver or reimbursement by the Manager is subject to repayment by the Fund within the three fiscal years following the fiscal year in which that particular expense is incurred, if the Fund is able to make the repayment without exceeding the expense limitation in effect at that time and the repayment is approved by the Board of Trustees. Without these waivers, the Fund’s total annual operating expenses would have been 2.00%, including interest, dividend expenses, and acquired fund fees, per the most recent prospectus. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-855-226-3863.

(2)	The “S&P 500 Total Return Index”, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks.

(3)	Inception date is December 27, 2010

(4)	Not inclusive of adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for returns for shareholder transactions may differ from the net asset values and returns for financial reporting purposes.

Comparison of the Change in Value of a $10,000 Investment

Top 10 Allocations	% of Net Assets
Real Estate Investment Trusts	15.9%
Debt Funds	14.5%
Investments Companies	7.6%
Pipelines	6.5%
Oil & Gas	6.3%
Closed-End Funds	5.7%
Retail	4.7%
Auto Manufacturers	4.4%
Banks	4.0%
Telecommunications	3.7%
Other/Cash & Equivalents	26.7%
100.00%

Please refer to the Schedule of Investments in this annual report for a detailed analysis of the Fund’s holdings.

Camelot Excalibur Small Cap Income Fund

PORTFOLIO REVIEW (Unaudited)

September 30, 2015

The Fund’s performance figures(1) for each of the periods ended September 30, 2015, compared to its benchmark:

	One Year Return	Since Inception(3)
Class A	(12.73)% (4)	(10.00)%
Class A with 5.75% load	(17.75)% (4)	(12.99)%
Class C	(12.53)% (4)	(9.72)%
Russell 2000 Total Return Index(2)	(11.55)%	(1.85)%

(1)	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. The Manager and the Fund have entered into an Expense Limitation Agreement under which the Manager has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain total annual operating expenses (excluding any front end or contingent deferred loads, Rule 12b-1 fees, brokerage commissions, leverage interest, dividends on securities sold short, taxes, costs of investing in underlying funds, expenses incurred with any merger or reorganization and extraordinary expenses such as litigation) at 1.50% through January 31, 2016. Each waiver or reimbursement by the Manager is subject to repayment by the Fund within the three fiscal years following the fiscal year in which that particular expense is incurred, if the Fund is able to make the repayment without exceeding the expense limitation in effect at that time and the repayment is approved by the Board of Trustees. Without these waivers, the Fund’s total annual operating expenses would have been 2.00%, including interest, dividend expenses, and acquired fund fees, per the most recent prospectus. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-855-226-3863.

(2)	The Russell 2000 Index measures the performance of the 2,000 smallest companies of the 3,000 largest U.S. companies based on total market capitalization.

(3)	Inception date is December 31, 2013

(4)	Not inclusive of adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for returns for shareholder transactions may differ from the net asset values and returns for financial reporting purposes.

Comparison of the Change in Value of a $10,000 Investment

Top 10 Allocations	% of Net Assets
Real Estate Investment Trusts	24.7%
Retail	13.1%
Investment Companies	5.6%
Real Estate	4.6%
Transportation	4.2%
Oil & Gas	3.8%
Mining	3.7%
Pipelines	3.5%
Oil & Gas Services	2.8%
Trucking & Leasing	2.4%
Other/Cash & Equivalents	31.6%
100.00%

Please refer to the Schedule of Investments in this annual report for a detailed analysis of the Fund’s holdings.

Camelot Premium Return Fund
SCHEDULE OF INVESTMENTS
September 30, 2015

Shares		Value

	CLOSED-END FUNDS - 5.7%
32,134	Ares Dynamic Credit Allocation Fund, Inc.	$448,912
10,000	Avenue Income Credit Strategies Fund	128,500
20,000	Babson Capital Global Short Duration High Yield Fund	346,800
40,000	Deutsche Multi-Market Income Trust	295,600
27,033	Diversified Real Asset Income Fund	434,691
20,000	Eaton Vance Senior Income Trust	117,400
20,000	First Trust High Income Long/Short Fund	281,800
20,000	Invesco Dynamic Credit Opportunities Fund	211,400
40,000	Invesco Senior Income Trust	167,200
20,000	Nuveen Short Duration Credit Opportunities Fund	304,200
10,000	PIMCO Dynamic Credit Income Fund	182,700
20,000	Prudential Global Short Duration High Yield Fund, Inc.	275,800
20,000	Prudential Short Duration High Yield Fund, Inc.	293,200
	TOTAL CLOSED-END FUNDS (Cost $3,916,741)	3,488,203

	COMMON STOCKS - 55.1%
	AUTO MANUFACTURERS - 4.4%
133,100	Ford Motor Co.	1,806,167
40,000	Tata Motors, Ltd. - ADR (e)*	900,000
		2,706,167
	BANKS - 2.2%
20,000	Barclays PLC - ADR (e)	295,600
5,000	Capital One Financial Corp. (e)	362,600
10,000	Citigroup, Inc.	496,100
15,000	ING Groep NV - ADR (c)	211,950
		1,366,250
	BUILDING MATERIALS - 1.1%
97,081	Cemex SAB de CV - ADR (e)*	678,596

	COAL - 0.1%
1,500	Arch Coal, Inc. (c)*	4,950
20,000	Peabody Energy Corp. (c)	27,600
		32,550
	COMMERCIAL SERVICES - 0.5%
20,000	Apollo Education Group, Inc. *	221,200
4,800	Western Union Co.	88,128
		309,328
	COMPUTERS - 1.3%
7,000	Apple, Inc. (e)	772,100

	DISTRIBUTION/WHOLESALE - 0.6%
10,000	Fastenal Co. (c)	366,100

	DISTRIBUTION/WHOLESALE - 0.8%
10,000	Discover Financial Services	519,900

	ELECTRIC - 3.2%
10,000	Dominion Resources, Inc.	703,800
27,500	Exelon Corp. (e)	816,750
10,000	Southern Co. (e)	447,000
		1,967,550
	ELECTRICAL COMPOSITION & EQUIPMENT - 2.9%
40,000	Emerson Electric Co.	1,766,800

	ENERGY-ALTERNATE SOURCES - 0.1%
2,000	First Solar, Inc. *	85,500

	ENGINEERING & CONSTRUCTION - 1.7%
25,000	Fluor Corp. (e)	1,058,750

	ENTERTAINMENT - 0.6%
20,000	Regal Entertainment Group - CL. A	373,800

See accompanying notes to financial statements.

Camelot Premium Return Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2015

Shares		Value

	FOOD - 0.5%
9,900	Whole Foods Market, Inc.	$313,335

	HEALTHCARE-PRODUCTS - 0.5%
10,000	Baxter International, Inc. (a)(d)	328,500

	INTERNET - 2.2%
1,100	Priceline Group, Inc. (a)(d)(e)*	1,360,546

	INVESTMENT COMPANIES - 7.0%
240,100	American Capital Ltd. *	2,919,616
50,000	Apollo Investment Corp.	274,000
60,000	Ares Capital Corp.	868,800
30,000	Prospect Capital Corp. (c)	213,900
		4,276,316
	IRON/STEEL - 0.6%
90,000	Vale SA - ADR (c)	378,000

	LEISURE TIME - 1.3%
6,600	Polaris Industries, Inc. (e)	791,142

	MACHINERY-CONSTRUCTION & MINING - 1.4%
50,000	ABB Ltd.	883,500

	MINING - 0.8%
15,000	BHP Billiton PLC - ADR (c)	460,050
6,000	South32, Ltd. (c) *	28,560
		488,610
	OIL & GAS - 6.2%
10,000	Apache Corp.	391,600
1,000	Cimarex Energy Co.	102,480
15,500	Devon Energy Corp. (a)(d)	574,895
15,000	Ensco PLC - CL. A	211,200
20,000	HollyFrontier Corp. (a)(d)(e)	976,800
20,000	Hugoton Royalty Trust	59,000
20,000	Marathon Petroleum Corp. (a)(d)(e)	926,600
323,400	Penn West Petroleum Ltd. (c)(e)	145,595
35,000	Petroleo Brasileiro SA - ADR *	152,250
40,000	Seadrill, Ltd. (c) *	236,000
42,600	Whiting USA Trust II - Trust Unit	54,954
		3,831,374
	PACKAGING & CONTAINERS - 1.4%
40,000	Owens-Illinois, Inc. *	828,800

	PHARMACEUTICALS - 1.8%
10,000	Baxalta, Inc. (a)(d)	315,100
20,000	GlaxoSmithKline PLC	769,000
		1,084,100
	PIPELINES - 1.5%
31,931	Kinder Morgan, Inc.	883,850

	REAL ESTATE - 0.3%
10,000	St. Joe Co. * (c)	191,300

See accompanying notes to financial statements.

Camelot Premium Return Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2015

Shares		Value

	RETAIL - 4.7%
1,000	Chipotle Mexican Grill, Inc. - Cl. A (a)(d)(e)*	$720,250
20,000	Coach, Inc.	578,600
4,500	McDonald’s Corp.	443,385
4,000	Panera Bread Co. - CL. A *	773,640
5,000	TJX Cos, Inc.	357,100
		2,872,975
	SOFTWARE - 0.2%
10,000	King Digital Entertainment (c)	135,400

	TELECOMMUNICATIONS - 3.2%
35,000	America Movil SAB de CV Series L - ADR	579,250
10,000	China Mobile, Ltd. - ADR	595,000
100,000	Frontier Communications Corp. (c)(e)	475,000
5,000	Millicom International Cellular SA	312,800
		1,962,050
	TRANSPORTATION - 1.9%
15,000	Norfolk Southern Corp.	1,146,000

	TRUCKING & LEASING - 0.1%
5,000	TAL International Group, Inc.	68,350

	TOTAL COMMON STOCKS (Cost $43,080,260)	33,827,539

	REAL ESTATE INVESTMENT TRUSTS (REITs) - 10.1%
40,000	American Capital Agency Corp.	748,000
30,000	American Capital Mortgage Investment Corp.	442,200
50,750	Annaly Capital Management, Inc.	500,903
29,378	Ares Commercial Real Estate Corp.	352,242
30,000	CYS Investments, Inc.	217,800
59,000	Government Properties Income Trust (c)	944,000
10,000	One Liberty Properties, Inc.	213,300
20,302	Silver Bay Realty Trust Corp.	325,035
86,193	Two Harbors Investment Corp.	760,222
10,000	Ventas, Inc. (e)	560,600
71,199	VEREIT, Inc.	549,656
50,200	WP Glimcher, Inc. (e)	585,332
	TOTAL REAL ESTATE INVESTMENT TRUSTS (REITs) (Cost $7,443,574)	6,199,290

	EXCHANGE-TRADED FUNDS (ETFs) - 3.4%
	DEBT FUNDS - 3.4%
10,000	First Trust Exchange-Traded Fund IV First Trust Tactical High Yield	481,400
20,000	Vanguard Short-Term Corporate Bond	1,594,200
	TOTAL EXCHANGE TRADED FUNDS (Cost $2,106,158)	2,075,600

	LIMITED PARTNERSHIPS - 7.9%
	PIPELINES - 5.0%
34,564	Energy Transfer Partners LP	1,419,543
30,000	Enterprise Products Partners LP	747,000
27,200	Williams Partners LP	868,224
		3,034,767
	PRIVATE EQUITY - 2.6%
40,000	Blackstone Group LP (e)	1,266,800
20,000	KKR & Co. LP	335,600
		1,602,400
	REAL ESTATE - 0.3%
9,000	Brookfield Property Partners LP	193,140

	TOTAL LIMITED PARTNERSHIPS (Cost $5,927,609)	4,830,307

See accompanying notes to financial statements.

Camelot Premium Return Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2015

Shares		Value

	MUTUAL FUNDS - 11.1%
	DEBT FUNDS - 11.1%
1,555,554	Lord Abbett Investment Trust - Short Duration Income Fund - CL. I	$6,797,772
	TOTAL MUTUAL FUNDS (Cost $7,075,584)	6,797,772

	PREFERRED STOCK - 8.9%
	BANKS - 1.8%
20,000	Goldman Sachs Group, Inc., 4.000%, Perpetual	398,000
20,000	Morgan Stanley Co., 4.000%, Perpetual	398,800
17,300	Popular Capital Trust II, 6.125%, 12/31/2034	328,354
		1,125,154
	DIVERSIFIED FINANCIAL SERVICES - 0.2%
3,000	SLM Corp., 2.0372%, Perpetual ****	150,000

	INVESTMENT COMPANIES - 0.6%
15,000	Ares Capital Corp., 7.750%, 10/15/2040	375,450

	REAL ESTATE INVESTMENT TRUSTS (REITs) - 5.8%
20,000	American Capital Agency Corp., 8.000%, Perpetual	510,200
30,000	Annaly Capital Management, Inc., 7.500%, Perpetual	739,800
15,000	ARMOUR Residential REIT, Inc., 7.875, Perpetual	328,350
21,350	CYS Investments, Inc., 7.750%, Perpetual	481,443
15,000	Invesco Mortgage Capital, Inc. 7.750%, Perpetual	360,150
18,396	NorthStar Realty Finance Corp., 8.250%, Perpetual	431,018
16,000	VEREIT, Inc., 6.700%, Perpetual	387,200
12,000	Vornado Realty Trust, 6.875%, Perpetual	306,600
		3,544,761
	TELECOMMUNICATIONS - 0.5%
3,000	Frontier Communications Corp., 11.125%, 6/29/2018	279,450

	TOTAL PREFERRED STOCK (Cost $5,636,625)	5,474,815

	SHORT-TERM INVESTMENTS - 5.4%
534,659	Fidelity Institutional Money Market Fund - Prime Money Market - Institutional Class, 0.14%**	534,659
2,802,916	Fidelity Institutional Money Market Fund - Prime Money Market - Institutional Class, 0.14%** (b)	2,802,916
	TOTAL SHORT-TERM INVESTMENTS (Cost $3,337,575)	3,337,575

	TOTAL INVESTMENTS IN LONG SECURITIES - 107.6% (Cost $78,524,126) (f)	$66,031,101
	TOTAL CALL OPTIONS WRITTEN - (0.2)% (Premiums Received $224,948) (f)	(125,350)
	TOTAL PUT OPTIONS WRITTEN - (2.7)% (Premiums Received $1,045,682) (f)	(1,671,430)
	LIABILITIES IN EXCESS OF OTHER ASSETS - (4.7)%	(2,874,398)
	TOTAL NET ASSETS - 100.0%	$61,359,923

Contracts***		Value

	SCHEDULE OF CALL OPTIONS WRITTEN - (0.2)% *
100	Baxalta, Inc.
	Expiration November 2015, Exercise Price $40.00	$3,500
100	Baxter International, Inc.
	Expiration November 2015, Exercise Price $40.00	1,100
10	Chipotle Mexican Grill, Inc.
	Expiration December 2015, Exercise Price $750.00	26,800
150	Devon Energy Corp.
	Expiration October 2015, Exercise Price $70.00	450

See accompanying notes to financial statements.

Camelot Premium Return Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2015

Contracts***		Value

	SCHEDULE OF CALL OPTIONS WRITTEN (Cont.) - (0.2)% *
200	HollyFrontier Corp.
	Expiration December 2015, Exercise Price $50.00	$75,000
200	Marathon Petroleum Corp.
	Expiration October 2015, Exercise Price $55.00	1,000
5	Priceline Group, Inc.
	Expiration November 2015, Exercise Price $1,300.00	17,500
	TOTAL CALL OPTIONS WRITTEN - (Premiums Received $224,948)	$125,350

	SCHEDULE OF PUT OPTIONS WRITTEN - (2.7)% *
50	Apple, Inc.
	Expiration October 2015, Exercise Price $120.00	50,250
200	Barclays PLC- Spons ADR
	Expiration December 2015, Exercise Price $16.00	34,000
100	Blackstone Group LP
	Expiration December 2015, Exercise Price $35.00	50,000
50	Capital One Financial Corp.
	Expiration December 2015, Exercise Price $75.00	27,250
200	Cemex SA de C V
	Expiration October 2015, Exercise Price $7.00	8,800
20	Chipotle Mexican Grill, Inc.
	Expiration January 2016, Exercise Price $650.00	38,700
100	Exelon Corp.
	Expiration October 2015, Exercise Price $33.00	37,600
200	FirstEnergy Corp.
	Expiration October 2015, Exercise Price $34.00	55,500
100	Fluor Corp.
	Expiration January 2016, Exercise Price $42.50	35,000
100	Fluor Corp.
	Expiration October 2015, Exercise Price $42.50	17,000
1,000	Frontier Communications Corp
	Expiration January 2016, Exercise Price $4.50	42,500
1,000	Frontier Communications Corp
	Expiration October 2015, Exercise Price $4.50	10,000
1,000	Frontier Communications Corp
	Expiration November 2015, Exercise Price $4.50	47,000
100	HollyFrontier Corp.
	Expiration December 2015, Exercise Price $42.00	17,250
100	Marathon Petoleum Corp.
	Expiration October 2015, Exercise Price $45.00	12,500
900	Penn West Petroleum
	Expiration January 2016, Exercise Price $4.00	315,000
866	Penn West Petroleum
	Expiration January 2016, Exercise Price $3.00	216,500

See accompanying notes to financial statements.

Camelot Premium Return Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2015

Contracts***		Value

	SCHEDULE OF PUT OPTIONS WRITTEN (Cont.) - (2.7)% *
50	Polaris Industries, Inc.
	Expiration December 2015, Exercise Price $150.00	$154,000
5	Priceline, Inc.
	Expiration October 2015, Exercise Price $1,200.00	8,850
5	Priceline, Inc.
	Expiration November 2015, Exercise Price $1,200.00	26,310
300	PulteGroup, Inc.
	Expiration October 2015, Exercise Price $19.00	20,400
100	Southern Co.
	Expiration November 2015, Exercise Price $42.00	5,700
100	Tata Motors, Ltd.
	Expiration January 2016, Exercise Price $40.00	176,500
100	United Rentals, Inc.
	Expiration December 2015, Exercise Price $65.00	82,000
100	Ventas, Inc.
	Expiration November 2015, Exercise Price $55.00	13,500
498	WP Gilmcher, Inc.
	Expiration October 2015, Exercise Price $15.00	169,320
	TOTAL PUT OPTIONS WRITTEN - (Premiums Received $1,045,682)	$1,671,430

ADR - American Depositary Receipt

ETF - Exchange-Traded Fund

LP - Limited Partnership

*	Non-Income producing security.

**	Interest rate reflects seven-day effective yield on September 30, 2015.

***	One contract is equivalent to 100 shares of common stock.

****	Variable Rate as of September 30, 2015.

(a)	All or a portion of the security is segregated as collateral for call options written.

(b)	All or a portion of the security is segregated as collateral for securities on loan at September 30, 2015. Total collateral had a market value of $2,802,916 at September 30, 2015.

(c)	All or a portion of the security is out on loan at September 30, 2015. Total loaned securities had a market value of $2,747,957 at September 30, 2015.

(d)	Subject to call options written.

(e)	Subject to put options written.

(f)	Represents cost for financial reporting purposes. Aggregate cost for Federal tax purposes is $76,888,447, including options written, and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$2,766,156
Unrealized depreciation	(15,420,282)
Net unrealized depreciation	$(12,654,126)

See accompanying notes to financial statements.

Camelot Excalibur Small Cap Income Fund
SCHEDULE OF INVESTMENTS
September 30, 2015

Shares		Value

	COMMON STOCKS - 44.5%
	AGRICULTURE- 2.0%
5,000	Andersons, Inc.	$170,300

	BEVERAGES - 0.3%
3,000	Crimson Wine Group Ltd. *	27,150

	ELECTRIC - 0.6%
1,000	Cleco Corp. (c)	53,240

	ENERGY-ALTERNATE SOURCES - 1.6%
13,960	FutureFuel Corp.	137,925

	ENTERTAINMENT - 2.2%
10,000	Regal Entertainment Group - Cl. A (c)	186,900

	ENVIRONMENTAL CONTROL - 1.0%
5,000	Covanta Holding Corp.	87,250

	HEALTHCARE-PRODUCTS - 0.3%
14,500	Female Health Co. *	22,910

	INVESTMENT COMPANIES - 3.7%
10,000	American Capital, Ltd. (c)*	121,600
10,000	Apollo Investment Corp.	54,800
20,000	Prospect Capital Corp.	142,600
		319,000
	IRON/STEEL - 0.7%
22,700	Cliffs Natural Resources, Inc. (b)	55,388

	MEDIA - 1.0%
29,800	CTC Media, Inc.	52,150
5,000	Salem Communication Corp.	30,600
		82,750
	METAL FABRICATE/HARDWARE - 1.2%
9,193	Ampco-Pittsburgh Corp.	100,296

	MINING - 3.7%
4,000	Compass Minerals International	313,480

	MISCELLANEOUS MANUFACTURING - 0.3%
444	Sturm Ruger & Co., Inc.	26,058

	OIL & GAS - 3.0%
2,000	Atwood Oceanics, Inc.	29,620
4,450	CVR Energy, Inc.	182,673
20,000	Penn West Petroleum Ltd. (b)	9,004
23,500	Whiting USA Trust II	30,315
		251,612
	OIL & GAS SERVICES - 2.1%
17,299	Gulf Island Fabrication, Inc.	182,158

	REAL ESTATE - 3.3%
6,000	St. Joe Co. (b)*	114,780
58,573	Xinyuan Real Estate Co., Ltd.	165,761
		280,541
	RETAIL - 13.1%
300	American Eagle Outfitters, Inc.	4,689
6,000	Bob Evans Farms, Inc.	260,100
5,500	Buckle, Inc.	203,335
2,000	Cheesecake Factory, Inc.	107,920
20,000	Chico’s FAS, Inc.	314,600
9,180	Destination Maternity Corp. (c)	84,640
3,000	Five Below, Inc. (b) *	100,740
2,500	PetMed Express, Inc.	40,250
		1,116,274
	TELECOMMUNICATIONS - 1.4%
26,955	RF Industries, Ltd.	123,454

See accompanying notes to financial statements.

Camelot Excalibur Small Cap Income Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2015

Shares		Value

	TRANSPORTATION - 0.6%
1,300	Matson, Inc.	$50,037

	TRUCKING & LEASING - 2.4%
10,000	TAL International Group, Inc.	136,700
4,000	Textainer Group Holdings, Ltd. (b)	65,960
		202,660

	TOTAL COMMON STOCKS (Cost $5,681,062)	3,789,383

	REAL ESTATE INVESTMENT TRUSTS (REITs) - 23.3%
20,000	American Capital Mortage Inv	294,800
25,000	Ares Commercial Real Estate Corp.	299,750
3,125	ARMOUR Residential REIT, Inc.	62,625
5,000	Corrections Corp. of America	147,700
30,000	CYS Investments, Inc.	217,800
10,000	Government Properties Income Trust (b)(c)	160,000
10,000	Inland Real Estate Corp.	81,000
7,000	Invesco Mortgage Capital, Inc.	85,680
400	One Liberty Properties, Inc.	8,532
1,000	Silver Bay Realty Trust Corp.	16,010
30,000	Two Harbors Investment Corp.	264,600
30,000	WP GLIMCHER, Inc.	349,800
	TOTAL REAL ESTATE INVESTMENT TRUSTS (REITs) (Cost $2,373,401)	1,988,297

	LIMITED PARTNERSHIPS - 14.2%
	CHEMICALS - 1.1%
900	Terra Nitrogen Co. LP	97,101

	COMMERCIAL SERVICES - 0.3%
4,000	Emerge Energy Services LP	27,080

	DIVERSIFIED FINANCIAL SERVICES - 1.0%
5,000	Ares Management LP (b)	87,400

	INVESTMENT COMPANIES - 1.9%
10,000	Compass Diversified Trust	161,200

	OIL & GAS - 0.8%
3,500	CVR Refining LP	66,920

	OIL & GAS SERVICES - 0.7%
5,000	CSI Compressco LP (c)	62,550

	PIPELINES - 3.5%
5,000	Boardwalk Pipeline Partners LP	58,850
5,000	Holly Energy Partners LP	145,150
2,000	NuStar Energy LP	89,640
		293,640
	REAL ESTATE - 1.3%
5,000	Brookfield Property Partners LP	107,300

	TRANSPORTATION - 3.6%
12,500	Martin Midstream Partners LP (b)	305,000

	TOTAL LIMITED PARTNERSHIPS (Cost $1,672,467)	1,208,191

	PREFERRED STOCK - 1.9%
	BANKS - 0.6%
2,000	Boston Private Financial Holdings, Inc., 6.950%, Perpetual	50,840

	REAL ESTATE INVESTMENT TRUSTS (REITs) - 1.3%
5,000	CYS Investments, Inc., 7.750%, Perpetual	112,750

	TOTAL PREFERRED STOCK (Cost $163,640)	163,590

See accompanying notes to financial statements.

Camelot Excalibur Small Cap Income Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2015

Shares		Value

	SHORT-TERM INVESTMENTS - 13.5%
609,180	Fidelity Institutional Money Market Fund -Prime Money Market -Government Portfolio, 0.01%**	$609,180
545,784	Fidelity Institutional Money Market Fund -Prime Money Market -Government Portfolio, 0.01%** (a)	545,784
	TOTAL SHORT-TERM INVESTMENTS (Cost $1,154,964)	1,154,964

	TOTAL INVESTMENTS IN LONG SECURITIES - 97.4% (Cost $11,045,534) (d)	$8,304,425
	TOTAL PUT OPTIONS WRITTEN - (1.1)% (Premiums Received $59,283) (d)	(93,487)
	OTHER ASSETS IN EXCESS OF LIABILITIES - 3.7%	312,683
	TOTAL NET ASSETS - 100.0%	$8,523,621

Contracts***		Value

	SCHEDULE OF PUT OPTIONS WRITTEN - (1.1)% *
100	American Capital, Ltd.
	Expiration November 2015, Exercise Price $14.00	$20,300
75	Cleco Corp.
	Expiration December 2015, Exercise Price $55.00	15,562
100	CSI Compressco LP
	Expiration October 2015, Exercise Price $15.00	25,750
100	Destination Maternity Corp.
	Expiration November 2015, Exercise Price $10.00	12,500
50	Government Properties Income Trust
	Expiration December 2015, Exercise Price $15.00	2,250
50	Olin Corp.
	Expiration December 2015, Exercise Price $18.00	13,375
50	Regal Entertainment Group
	Expiration January 2016, Exercise Price $17.50	3,750
	TOTAL PUT OPTIONS WRITTEN - (Premiums Received $59,283)	$93,487

LP - Limited Partnership

*	Non-Income producing security

**	Interest rate reflects seven-day effective yield on September 30, 2015.

***	One contract is equivalent to 100 shares of common stock.

(a)	All or a portion of the security is segregated as collateral for securities on loan at September 30, 2015. Total collateral had a market value of $545,784 at September 30, 2015.

(b)	All or a portion of the security is out on loan at September 30, 2015. Total loaned securities had a market value of $537,753 at September 30, 2015.

(c)	Subject to put options written.

(d)	Represents cost for financial reporting purposes. Aggregate cost for Federal tax purposes is $10,841,466 including options written, and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$236,592
Unrealized depreciation	(2,867,120)
Net unrealized depreciation	$(2,630,528)

See accompanying notes to financial statements.

Camelot Funds
STATEMENTS OF ASSETS AND LIABILITIES
September 30, 2015

	Camelot Premium	Camelot Excalibur
	Return Fund	Small Cap Income Fund
ASSETS
Investment securities:
At cost	$78,524,126	$11,045,534
At value (including collateral for loaned securities)	$66,031,101	$8,304,425
Deposit with Brokers	304,119	831,011
Dividends and interest receivable	227,610	47,858
Receivable for Fund shares sold	61,933	4,188
Prepaid expenses of other affiliates	—	4,088
Prepaid expenses and other assets	16,905	20,858
TOTAL ASSETS	66,641,668	9,212,428

LIABILITIES
Payable upon return of securities loaned	2,802,916	545,784
Options written, at value (Premiums received $1,270,630, $59,283)	1,796,780	93,487
Payable for Fund shares repurchased	177,367	10,120
Investment management fees payable	53,265	16,626
Distribution (12b-1) fees payable	86,891	3,822
Fees payable to other affiliates	7,870	—
Dividends payable	277,368	—
Payable for investments purchased	63,244	—
Accrued expenses and other liabilities	16,044	18,968
TOTAL LIABILITIES	5,281,745	688,807
NET ASSETS	$61,359,923	$8,523,621

Composition of Net Assets:
Paid in capital	$71,227,993	$10,758,576
Undistributed net investment income	430,595	130,192
Accumulated net realized gain from security transactions and options written	2,720,517	410,166
Net unrealized depreciation on investments and options written	(13,019,182)	(2,775,313)
NET ASSETS	$61,359,923	$8,523,621

Net Asset Value Per Share:
Class A Shares:
Net Assets	$59,400,730	$8,523,613
Shares of beneficial interest outstanding (a)	6,421,747	1,084,279
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share (b)	$9.25	$7.86
Maximum offering price per share (net asset value plus maximum sales charge of 5.75%)	$9.81	$8.34

Class C Shares:
Net Assets	$1,959,193	$8
Shares of beneficial interest outstanding (a)	212,976	1
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$9.20	$8.15	(c)

(a)	Unlimited number of shares of beneficial interest authorized, no par value.

(b)	Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1.00% contingent deferred sales charge (“CDSC”) on shares redeemed less than 18 months after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions).

(c)	Net assets divided by shares outstanding does not equal net asset value per share due to rounding.

See accompanying notes to financial statements.

Camelot Funds
STATEMENTS OF OPERATIONS
For the Year Ended September 30, 2015

	Camelot Premium	Camelot Excalibur
	Return Fund	Small Cap Income Fund

INVESTMENT INCOME
Dividends (net of withholding taxes of $15,842, $432, respectively)	$2,521,493	$448,202
Interest	7,662	196
Securities lending income - net	16,251	23,455
TOTAL INVESTMENT INCOME	2,545,406	471,853

EXPENSES
Investment management fees	681,192	94,799
Distribution (12b-1) fees:
Class A	165,396	23,700
Class C	19,609	—
Administration fees	96,624	16,141
MFund service fees	66,470	13,942
Registration fees	30,253	16,040
Printing and postage expenses	21,105	3,703
Non 12b-1 shareholder servicing fees	13,450	4,070
Audit fees	13,247	13,240
Custodian fees	8,895	4,147
Compliance officer fees	8,637	5,540
Trustees fees and expenses	5,353	5,292
Legal Fees	4,772	3,964
Transfer agent fees	4,135	5,147
Insurance expense	2,434	177
Interest Expense	—	100
Other expenses	2,008	1,460
TOTAL EXPENSES	1,143,580	211,462

Plus: Recapture of fees previously waived by the Manager	50,150	—
Less: Fees waived by the Manager	—	(45,522)
NET EXPENSES	1,193,730	165,940

NET INVESTMENT INCOME	1,351,676	305,913

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	1,771,497	327,726
Options written	2,845,669	222,466
Foreign currency transactions	(428)	(60)
Distributions of realized gains by underlying investment companies	9,025	—
Net realized gain	4,625,763	550,132
Net change in unrealized appreciation (depreciation) on:
Investments	(13,607,352)	(2,046,134)
Options written	(529,629)	(25,193)
Foreign currency translations	7	—
Net change in unrealized depreciation	(14,136,974)	(2,071,327)

NET REALIZED AND UNREALIZED LOSS	(9,511,211)	(1,521,195)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(8,159,535)	$(1,215,282)

See accompanying notes to financial statements.

Camelot Premium Return Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	September 30, 2015	September 30, 2014
FROM OPERATIONS
Net investment income	$1,351,676	$667,101
Net realized gain from investments, options written, and foreign currency transactions	4,616,738	2,957,127
Distributions of realized gains by underlying investment companies	9,025	11,815
Net change in unrealized appreciation (depreciation) of investments, options written and foreign currency translations	(14,136,974)	791,618
Net increase (decrease) in net assets resulting from operations	(8,159,535)	4,427,661

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	(1,201,002)	(718,547)
Class C	(21,527)	(5,108)
From net realized gains:
Class A	(3,545,947)	(2,234,083)
Class C	(108,323)	(21,373)
Net decrease in net assets from distributions to shareholders	(4,876,799)	(2,979,111)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	46,205,410	32,338,459
Class C	1,558,473	1,360,227
Net asset value of shares issued in reinvestment of distributions:
Class A	1,599,315	738,299
Class C	114,290	23,364
Payments for shares redeemed:
Class A	(29,055,450)	(13,201,817)
Class C	(351,899)	(454,829)
Net increase in net assets from shares of beneficial interest	20,070,139	20,803,703

TOTAL INCREASE IN NET ASSETS	7,033,805	22,252,253

NET ASSETS
Beginning of Year	54,326,118	32,073,865
End of Year*	$61,359,923	$54,326,118
* Includes undistributed net investment income of:	$430,595	$236,232

See accompanying notes to financial statements.

Camelot Premium Return Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the	For the
	Year Ended	Year Ended
	September 30, 2015	September 30, 2014
SHARE ACTIVITY
Class A:
Shares Sold	4,269,996	2,869,644
Shares Reinvested	156,336	67,300
Shares Redeemed	(2,760,869)	(1,194,717)
Net increase in shares of beneficial interest outstanding	1,665,463	1,742,227

Class C:
Shares Sold	143,583	119,759
Shares Reinvested	11,170	2,107
Shares Redeemed	(33,551)	(39,912)
Net increase in shares of beneficial interest outstanding	121,202	81,954

See accompanying notes to financial statements.

Camelot Excalibur Small Cap Income Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Period Ended
	September 30, 2015	September 30, 2014*
FROM OPERATIONS
Net investment income	$305,913	$88,268
Net realized gain from investments, options written, and foreign currency transactions	550,132	135,696
Net change in unrealized depreciation of investments and options written	(2,071,327)	(703,986)
Net decrease in net assets resulting from operations	(1,215,282)	(480,022)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	(229,078)	(71,242)
From net realized gains:
Class A	(130,173)	(109,944)
Class C	— (a)	— (a)
Net decrease in net assets from distributions to shareholders	(359,251)	(181,186)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	3,747,985	10,320,870
Class C	— (a)	10
Net asset value of shares issued in reinvestment of distributions:
Class A	127,934	59,519
Class C	— (a)	—
Payments for shares redeemed:
Class A	(2,695,338)	(801,618)
Net increase in net assets from shares of beneficial interest	1,180,581	9,578,781

TOTAL INCREASE (DECREASE) IN NET ASSETS	(393,952)	8,917,573

NET ASSETS
Beginning of period	8,917,573	—
End of period **	$8,523,621	$8,917,573
** Includes undistributed net investment income of:	$130,192	$24,763

*	The Camelot Excalibur Small Cap Income Fund commenced operations on December 31, 2013.

(a)	Rounds to less than one dollar.

See accompanying notes to financial statements.

Camelot Excalibur Small Cap Income Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the		For the
	Year Ended		Period Ended
	September 30, 2015		September 30, 2014*
SHARE ACTIVITY
Class A:
Shares Sold	409,990		1,028,964
Shares Reinvested	14,726		6,099
Shares Redeemed	(295,562)		(79,938)
Net increase in shares of beneficial interest outstanding	129,154		955,125

Class C:
Shares Sold	—	(a)	1
Shares Reinvested	—	(a)	—
Net increase in shares of beneficial interest outstanding	—		1

*	The Camelot Excalibur Small Cap Income Fund commenced operations on December 31, 2013.

(a)	Rounds to less than one share.

See accompanying notes to financial statements.

Camelot Premium Return Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each of the Periods Presented

	Class A
	Year		Year	Year	Year	Period
	Ended		Ended	Ended	Ended	Ended
	September 30, 2015		September 30, 2014	September 30, 2013	September 30, 2012	September 30, 2011	(1)
Net asset value, beginning of period	$11.21		$10.61	$10.08	$8.46	$10.00
Activity from investment operations:
Net investment income	0.21	(6)	0.20 (6)	0.23 (6)	0.19 (6)	0.02
Net realized and unrealized gain (loss) on investments	(1.41)		1.26	1.01	2.12	(1.24)
Total from investment operations	(1.20)		1.46	1.24	2.31	(1.22)
Less distributions from:
Net investment income	(0.19)		(0.21)	(0.16)	(0.17)	—
Net realized gains	(0.57)		(0.65)	(0.55)	(0.52)	(0.32)
Total distributions	(0.76)		(0.86)	(0.71)	(0.69)	(0.32)
Net asset value, end of period	$9.25		$11.21	$10.61	$10.08	$8.46
Total return (2)	(11.22	)% (12)	14.22%	12.78%	28.02%	(12.51	)% (5)(7)
Net assets, at end of period (000s)	$59,401		$53,303	$31,970	$20,353	$10,985
Ratio of gross expenses to average net assets (3)(8)(9)	1.66%		1.75%	1.78%	2.03%	2.40	% (4)
Ratio of net expenses to average net assets (8)(9)	1.73	% (11)	1.75%	1.75%	1.77%	1.78	% (4)
Ratio of net investment income to average net assets (8)(9)(10)	2.00%		2.12%	2.26%	1.97%	0.20	% (4)
Portfolio Turnover Rate	38%		21%	29%	44%	27	% (5)

(1)	The Camelot Premium Return Fund commenced operations on December 27, 2010.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the Manager not waived a portion of the Fund’s expenses in certain periods, total return would have been lower. Does not reflect the impact of sales charges.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Manager.

(4)	Annualized.

(5)	Not annualized.

(6)	Per share amounts calculated using the average shares method.

(7)	Total return includes a voluntary reimbursement by the Manager of realized investment losses incurred on trading error. This item had no effect on total return.

(8)	The ratios include 0.02% and 0.03% for the periods ended September 30, 2012 and September 30, 2011 attributed to interest expense.

(9)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(10)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(11)	The ratio includes expense recapture by the Manager.

(12)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See accompanying notes to financial statements.

Camelot Premium Return Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each of the Periods Presented

	Class C
	Year		Year	Year	Year	Period
	Ended		Ended	Ended	Ended	Ended
	September 30, 2015		September 30, 2014	September 30, 2013	September 30, 2012	September 30, 2011	(1)
Net asset value, beginning of period	$11.15		$10.58	$10.07	$8.42	$10.00
Activity from investment operations:
Net investment income	0.14	(6)	0.12 (6)	0.17 (6)	0.09 (6)	0.01
Net realized and unrealized gain (loss) on investments	(1.41)		1.25	0.99	2.15	(1.27)
Total from investment operations	(1.27)		1.37	1.16	2.24	(1.26)
Less distributions from:
Net investment income	(0.11)		(0.15)	(0.10)	(0.07)	—
Net realized gains	(0.57)		(0.65)	(0.55)	(0.52)	(0.32)
Total distributions	(0.68)		(0.80)	(0.65)	(0.59)	(0.32)
Net asset value, end of period	$9.20		$11.15	$10.58	$10.07	$8.42
Total return (2)	(11.89	)% (12)	13.36%	11.99%	27.15%	(12.91	)% (5)(7)
Net assets, at end of period (000s)	$1,959		$1,023	$104	$28	$118
Ratio of gross expenses to average net assets (3)(8)(9)	2.41%		2.50%	2.53%	2.78%	3.15	% (4)
Ratio of net expenses to average net assets (8)(9)	2.48	% (11)	2.50%	2.50%	2.52%	2.53	% (4)
Ratio of net investment income to average net assets (8)(9)(10)	1.32%		1.37%	1.59%	0.93%	0.14	% (4)
Portfolio Turnover Rate	38%		21%	29%	44%	27	% (5)

(1)	The Camelot Premium Return Fund commenced operations on December 27, 2010.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the Manager not waived a portion of the Fund’s expenses in certain periods, total return would have been lower. Does not reflect the impact of sales charges.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Manager.

(4)	Annualized.

(5)	Not annualized.

(6)	Per share amounts calculated using the average shares method.

(7)	Total return includes a voluntary reimbursement by the Manager of realized investment losses incurred on trading error. This item had no effect on total return.

(8)	The ratios include 0.02% and 0.03% for the periods ended September 30, 2012 and September 30, 2011 attributed to interest expense.

(9)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(10)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(11)	The ratio includes expense recapture by the Manager.

(12)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See accompanying notes to financial statements.

Camelot Excalibur Small Cap Income Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each of the Periods Presented

	Class A
	Year		For the
	Ended		Period Ended
	September 30, 2015		September 30, 2014	(1)
Net asset value, beginning of period	$9.34		$10.00
Activity from investment operations:
Net investment income (6)	0.29		0.14
Net realized and unrealized loss on investments	(1.43)		(0.60)
Total from investment operations	(1.14)		(0.46)
Less distributions from:
Net investment income	(0.22)		(0.08)
Net realized gains	(0.12)		(0.12)
Total distributions	(0.34)		(0.20)
Net asset value, end of period	$7.86		$9.34
Total return (2)	(12.50	)% (9)	(4.68	)% (5)
Net assets, at end of period (000s)	$8,524		$8,918
Ratio of gross expenses to average net assets (3)(7)	2.23%		5.84	% (4)
Ratio of net expenses to average net assets (7)	1.75%		1.75	% (4)
Ratio of net investment income to average net assets (7)(8)	3.22%		2.26	% (4)
Portfolio Turnover Rate	44%		5	% (5)

(1)	The Camelot Excalibur Small Cap Income Fund commenced operations on December 31, 2013.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the Manager not waived a portion of the Fund’s expenses in certain periods, total return would have been lower. Does not reflect the impact of sales charges.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Manager.

(4)	Annualized.

(5)	Not annualized.

(6)	Per share amounts calculated using the average shares method.

(7)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(8)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(9)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See accompanying notes to financial statements.

Camelot Excalibur Small Cap Income Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each of the Periods Presented

	Class C
	Year		For the
	Ended		Period Ended
	September 30, 2015		September 30, 2014	(1)
Net asset value, beginning of period	$9.42		$10.00
Activity from investment operations:
Net investment income (6)	0.29		0.16
Net realized and unrealized loss on investments	(1.44)		(0.62)
Total from investment operations	(1.15)		(0.46)
Less distributions from:
Net realized gains	(0.12)		(0.12)
Total distributions	(0.12)		(0.12)
Net asset value, end of period	$8.15		$9.42
Total return (2)	(12.31	)% (9)	(4.64	)% (5)
Net assets, at end of period	$8		$10
Ratio of gross expenses to average net assets (3)(7)	2.98%		6.59	% (4)
Ratio of net expenses to average net assets (7)	2.50%		2.50	% (4)
Ratio of net investment income to average net assets (7)(8)	3.09%		2.65	% (4)
Portfolio Turnover Rate	44%		5	% (5)

(1)	The Camelot Excalibur Small Cap Income Fund commenced operations on December 31, 2013.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the Manager not waived a portion of the Fund’s expenses in certain periods, total return would have been lower. Does not reflect the impact of sales charges.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Manager.

(4)	Annualized.

(5)	Not annualized.

(6)	Per share amounts calculated using the average shares method.

(7)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(8)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(9)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See accompanying notes to financial statements.

CAMELOT FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2015

(1)	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Fund Series Trust (the “Trust”), was organized as an Ohio business trust on February 27, 2006. The Trust is registered as an open end management investment company under the Investment Company Act of 1940, as amended, (“1940 Act”). There are currently several series (or funds) of the Trust. These financial statements include the following series: Camelot Premium Return Fund and Camelot Excalibur Small Cap Income Fund (each a “Fund” or collectively the “Funds”). The Camelot Premium Return Fund is registered as a diversified fund and the Camelot Excalibur Small Cap Income Fund is registered as a non-diversified fund. The Funds’ investment manager is Camelot Funds, LLC (the “Manager”). Effective February 1, 2015 Camelot Funds, LLC began serving as the Funds’ manager. Prior to February 1, 2015, Camelot Portfolios, LLC served as the Funds’ manager. Camelot Premium Return Fund commenced operations on December 27, 2010. The Fund’s objective is to achieve a consistent high rate of gains and total return with lower volatility than common stocks as measured by standard deviation. The Camelot Excalibur Small Cap Income Fund commenced operations on December 31, 2013. The Fund’s objective is to provide consistent and growing income in addition to long-term growth of capital.

The Funds offer two classes of shares, Class A and Class C. Each share class represents an interest in the same assets of the Funds, has the same rights and is identical in all material respects except that (i) each class of shares may bear different distribution fees; (ii) each class of shares may be subject to different (or no) sales charges; (iii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iv) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The Board of Trustees may classify and reclassify the shares of the Funds into additional classes of shares at a future date.

The following is a summary of significant accounting policies consistently followed by the Funds and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Funds follow the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

a) Securities Valuation - Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the last bid price on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. The Funds may invest in portfolios of open-end or closed-end investment companies (the “underlying funds”). Open-end investment companies are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Boards of the underlying funds. The shares of many closed- end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change. Short term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost, provided such valuations represent fair value. Options are valued at their closing price on the exchange they are traded on. When no closing price is available, options are valued at their mean price.

In unusual circumstances, instead of valuing securities in the usual manner, the Funds may value securities at “fair value” as determined in good faith by the Board, pursuant to the procedures (the “Procedures”) approved by the Board. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. Fair value may

CAMELOT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2015

also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the New York Stock Exchange close.

GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of September 30, 2015 for the Funds’ assets and liabilities measured at fair value:

Camelot Premium Return Fund

Assets

		Level 2	Level 3
Security	Level 1	(Other Significant	(Unobservable
Classifications (a)	(Quoted Prices)	Observable Inputs)	Inputs)	Total
Closed-End Funds (b)	$3,488,203	$—	$—	$3,488,203
Common Stocks (b)	33,827,539	—	—	33,827,539
Exchange-Traded Funds (b)	2,075,600	—	—	2,075,600
Limited Partnerships (b)	4,830,307	—	—	4,830,307
Mutual Funds (b)	6,797,772	—	—	6,797,772
Preferred Stock (b)	5,474,815	—	—	5,474,815
REITs	6,199,290	—	—	6,199,290
Short-Term Investments	3,337,575	—	—	3,337,575
Total	$66,031,101	$—	$—	$66,031,101

CAMELOT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2015

Liabilities

		Level 2	Level 3
Security	Level 1	(Other Significant	(Unobservable
Classifications (a)	(Quoted Prices)	Observable Inputs)	Inputs)	Total
Call Options Written	$(23,550)	$(101,800)	$—	$(125,350)
Put Options Written	(570,660)	(1,100,770)	—	(1,671,430)
Total	$(594,210)	$(1,202,570)	$—	$(1,796,780)

(a)	As of and during the year ended September 30, 2015, the Fund held no securities that were considered to be “Level 3” securities (those valued using significant unobservable inputs). Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable. There were no transfers between Level 1 and Level 2 during the period. It is the Fund’s policy to recognize transfers into and out of Level 1, Level 2, and Level 3 at the end of the reporting period.

(b)	All closed-end funds, common stock, exchange-traded funds, limited partnerships, mutual funds, and preferred stocks held by the Fund are Level 1 securities. For a detailed break-out by major industry classification, please refer to the Schedule of Investments. During the year ended September 30, 2015, no securities were fair valued.

Camelot Excalibur Small Cap Income Fund

Assets

		Level 2	Level 3
Security	Level 1	(Other Significant	(Unobservable
Classifications (a)	(Quoted Prices)	Observable Inputs)	Inputs)	Total
Common Stocks (b)	$3,789,383	$—	$—	$3,789,383
Limited Partnerships (b)	1,208,191	—	—	1,208,191
Preferred Stock (b)	163,590	—	—	163,590
REITs	1,988,297	—	—	1,988,297
Short-Term Investments	1,154,964	—	—	1,154,964
Total	$8,304,425	$—	$—	$8,304,425

Liabilities

		Level 2	Level 3
Security	Level 1	(Other Significant	(Unobservable
Classifications (a)	(Quoted Prices)	Observable Inputs)	Inputs)	Total
Put Options Written	$—	$93,487	$—	$93,487
Total	$—	$93,487	$—	$93,487

(a)	As of and during the year ended September 30, 2015 the Fund held no securities that were considered to be “Level 3” securities (those valued using significant unobservable inputs). Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable. There were no transfers between Level 1 and Level 2 during the period. It is the Fund’s policy to recognize transfers into and out of Level 1, Level 2, and Level 3 at the end of the reporting period.

(b)	All common stock, limited partnerships, and preferred stocks held by the Fund are Level 1 securities. For a detailed break-out by major industry classification, please refer to the Schedule of Investments. During the year ended September 30, 2015, no securities were fair valued.

b) Accounting for Options - When the Funds write an option, an amount equal to the premium received by the Funds is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Funds have realized gains or losses. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Funds.

CAMELOT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2015

The Manager may use options strategies, such as puts and covered calls on individual securities, as well as options on securities indices, to generate income, to reduce portfolio volatility, or to reduce downside risk when the Manager believes adverse market, political or other conditions are likely. The Manager may also utilize a combination of puts and/or calls regarding the same security (sometimes referred to as “straddles,” “collars” or “spreads”) or utilize puts and calls on related securities. The Funds may purchase a call option on a stock (including securities of ETFs) it may purchase at some point in the future. When the Funds purchase an option, the premium paid is recorded as an asset. Each day the option contract is valued in accordance with the procedures for security valuation discussed above. When an offsetting option is written (a closing transaction) or the option contract expires, the Funds realize a gain or loss and the asset representing such option contract is eliminated. When a put option is exercised, the Funds realize a gain or loss from the sale of the underlying security and the proceeds of the sale are decreased by the premiums originally paid. When a call option is exercised, the Funds purchase the underlying security and the cost basis of such purchase is increased by the premium originally paid.

The locations on the Statements of Assets and Liabilities of derivative instruments by type of exposure, all of which are not accounted for as hedging instruments under GAAP, are as follows:

Camelot Premium Return Fund

Derivatives Not
Accounted for as
Hedging Instruments	Primary Risk	Location of Derivatives on	Fair Value of
under GAAP	Exposure	Statement of Assets and Liabilities	Liability Derivatives
Call options written	Equity Risk	Options written, at value	$(125,350)
Put options written	Equity Risk	Options written, at value	(1,671,430)
Total			$(1,796,780)

The effect of derivative instruments on the Statement of Operations for the year ended September 30, 2015 was as follows:

Derivatives
Not
Accounted for			Realized and Unrealized
as Hedging	Primary		Gain (Loss) on Liability
Instruments	Risk	Location of Gain (Loss) on	Derivatives Recognized
under GAAP	Exposure	Derivatives Recognized in Income	in Income

Options written	Equity Risk	Net realized gain from options written	$2,845,669

Options written	Equity Risk	Net change in unrealized depreciation on options written	(529,629)
Total			$2,316,040

Camelot Excalibur Small Cap Income Fund

Derivatives Not
Accounted for as
Hedging Instruments	Primary Risk	Location of Derivatives on	Fair Value of
under GAAP	Exposure	Statement of Assets and Liabilities	Liability Derivatives
Put options written	Equity Risk	Options written, at value	$(93,487)
Total			$(93,487)

CAMELOT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2015

The effect of derivative instruments on the Statement of Operations for the year ended September 30, 2015 was as follows:

Derivatives
Not
Accounted for			Realized and Unrealized
as Hedging	Primary		Gain (Loss) on Liability
Instruments	Risk	Location of Gain (Loss) on	Derivatives Recognized
under GAAP	Exposure	Derivatives Recognized in Income	in Income

Options written	Equity Risk	Net realized gain from options written	$222,466

Options written	Equity Risk	Net change in unrealized depreciation on options written	(25,193)
Total			$197,273

Offsetting of Financial Assets and Derivative Liabilities –

The following table presents the Funds’ liability derivatives available for offset under a master netting arrangement net of collateral pledged as of September 30, 2015.

Camelot Premium Return Fund

					Gross Amounts Not Offset in the
Liabilities:					Statement of Assets & Liabilities

	Gross		Gross Amounts	Net Amounts of
	Amounts of		Offset in the	Liabilities Presented
	Recognized		Statement of	in the Statement of	Financial		Cash Collateral
Description	Liabilities		Assets & Liabilities	Assets & Liabilities	Instruments		Received	Net Amount
Options Written	$1,796,780	(1)	$—	$1,796,780	$1,796,780	(2)	$—	$—
Securities Lending	2,802,916		—	2,802,916	—		2,802,916	—
Total	$4,599,696		$—	$4,599,696	$1,796,780		$2,802,916	$—

Camelot Excalibur Small Cap Income Fund

					Gross Amounts Not Offset in the
Liabilities:					Statement of Assets & Liabilities

	Gross		Gross Amounts	Net Amounts of
	Amounts of		Offset in the	Liabilities Presented
	Recognized		Statement of Assets	in the Statement of	Financial	Cash Collateral		Net
Description	Liabilities		& Liabilities	Assets & Liabilities	Instruments	Received		Amount
Options Written	$93,487	(1)	$—	$93,487	$—	$93,487	(2)	$—
Securities Lending	545,784		—	545,784	—	545,784		—
Total	$639,271		$—	$639,271	$—	$639,271		$—

(1)	Written options at value as presented in the Schedule of Investments.

(2)	The amount is limited to the derivative liability balanced and, accordingly, does not include excess collateral pledged.

CAMELOT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2015

c) Short Sales - The Funds may sell securities short. A short sale is a transaction in which the Funds sell securities they do not own in anticipation of a decline in the market price of the securities. To deliver the securities to the buyer, the Funds must arrange through a broker to borrow the securities and, in so doing, the Funds become obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The Funds will make a profit or incur a loss as a result of a short sale depending on whether the price of the securities decrease or increase between the date of the short sale and the date on which the Funds purchased the securities to replace the borrowed securities that have been sold.

d) Federal Income Tax - The Funds have qualified and intend to continue to qualify as regulated investment companies and to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of their taxable income to their shareholders. Therefore, no Federal income or excise tax provisions are required.

As of and during the years ended September 30, 2015, the Funds did not have a liability for any unrecognized tax expense. The Funds recognize interest and penalties, if any, related to unrecognized tax expense as income tax expense in the Statements of Operations. As of September 30, 2015, the Funds did not incur any interest or penalties. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2012, 2013 and 2014) for the Camelot Premium Return Fund, and (2014) for the Camelot Excalibur Small Cap Fund, or are expected to be taken in the Funds’ 2015 tax returns. The tax filings are open for examination by applicable taxing authorizes, U.S. Federal, Nebraska, and foreign jurisdictions. No examination of the Funds’ tax returns is presently in progress.

e) Distribution to Shareholders - Distributions to shareholders, which are determined in accordance with income tax regulations and may differ from GAAP are recorded on the ex-dividend date. The Funds distribute short-term capital gains and income quarterly and long-term capital gains annually.

f) Multiple Class Allocations - Income, non-class specific expenses and realized/unrealized gains or losses are allocated to each class based on relative net assets. Distribution fees are charged to each respective share class in accordance with the distribution plan. Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund. Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds in the Trust.

g) Other - Investment and shareholder transactions are recorded on trade date. The Funds determine the gain or loss realized from the investment transactions by comparing the identified cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Funds and interest income is recognized on an accrual basis. Discounts and premiums on fixed income securities are amortized over their respective lives using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

h) Use of Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

i) Commitments and Contingencies - In the normal course of business, the Trust may enter into contracts that contain a variety of representations and warranties and provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

CAMELOT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2015

j) Sales Charges (loads) - A maximum sales charge of 5.75% is imposed on Class A shares of the Funds. Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1% contingent deferred sales charge (“CDSC”) on shares redeemed within 18 months of purchase (excluding shares purchased with reinvested dividends and/or distributions). The respective shareholders pay such CDSC charges, which are not an expense of the Funds. For the year ended September 30, 2015 there were no CDSC fees paid.

k) Security Loans - The Funds have entered into securities lending agreements with Morgan Stanley & Co., Inc. and MS Securities Services, Inc. The Funds receive compensation in the form of fees, or retain a portion of interest on the investment of any cash received as collateral. The Funds also continue to receive interest or dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to 102% of the market value of loaned securities. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Funds. The Funds have the right under the lending agreement to recover the securities from the borrower on demand. If the market value of the collateral falls below 102% of market value plus accrued interest of the loaned securities, the lender’s agent shall request additional collateral from the borrowers to bring the collateralization back to 102%.

(2)	INVESTMENT TRANSACTIONS

For the years ended September 30, 2015, aggregate purchases and proceeds from sales of investment securities (excluding short-term investments) for the Funds were as follows:

	Purchases	Sales
Camelot Premium Return Fund	$59,958,280	$22,597,928
Camelot Excalibur Small Cap Income Fund	$5,237,364	$3,142,255

(3)	OPTIONS WRITTEN

During the year ended September 30, 2015 the Funds’ realized gain on option contracts subject to equity price risk amounted to $2,845,669 and $222,466, for the Camelot Premium Return Fund and Camelot Excalibur Small Cap Income Fund, respectively. The contracts of the derivative instruments outstanding as of September 30, 2015 as disclosed in the Schedules of Investments and the amounts realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and within the Statements of Operations serve as indicators of the volume of derivative activity for the Funds.

A summary of option contracts written by the Funds during the year ended September 30, 2015, were as follows:

Camelot Premium Return Fund

	Call Options
	Number of options *	Option Premiums
Options outstanding at beginning of year	946	$81,632
Options Written	7,322	1,226,287
Options Exercised	(2,261)	(306,704)
Options Closed	(1,004)	(297,062)
Options Expired	(4,238)	(479,205)
Options outstanding at end of year	765	$224,948

CAMELOT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2015

	Put Options
	Number of options *	Option Premiums
Options outstanding at beginning of year	6,344	$1,025,977
Options Written	28,276	4,351,601
Options Exercised	(13,597)	(1,775,801)
Options Closed	(1,445)	(320,010)
Options Expired	(12,234)	(2,236,085)
Options outstanding at end of year	7,344	$1,045,682

Camelot Excalibur Small Cap Income Fund

	Call Options
	Number of options *	Option Premiums
Options outstanding at beginning of year	50	$3,711
Options Written	1,100	90,015
Options Exercised	(603)	(59,993)
Options Closed	—	—
Options Expired	(547)	(33,733)
Options outstanding at end of year	—	$—

	Put Options
	Number of options *	Option Premiums
Options outstanding at beginning of year	595	$70,404
Options Written	2,824	346,850
Options Exercised	(1,179)	(161,289)
Options Closed	(130)	(18,147)
Options Expired	(1,585)	(178,535)
Options outstanding at end of year	525	$59,283

*	One option contract is equivalent to one hundred shares of common stock.

(4)	MANAGEMENT AGREEMENT AND OTHER RELATED PARTY TRANSACTIONS

Camelot Funds, LLC is the Manager to the Funds pursuant to the terms of the Management Agreement (the “Management Agreement”). Under the terms of the Management Agreement, the Manager manages the investment operations of the Funds in accordance with the Funds’ investment policies and restrictions. The Manager provides the Funds with investment advice and supervision and furnishes investment programs for the Funds. For its services under the Management Agreement, the Manager is paid a monthly management fee at the annual rate of 1.00% of the average daily net assets of each Fund. The Manager pays for all employees, office space and facilities required by it to provide services under the Management Agreement, with the exception of specific items of expense (as detailed in the Management Agreement). For the years ended September 30, 2015, Management fees of $681,192 and $94,799 were incurred by the Camelot Premium Return Fund and Camelot Excalibur Small Cap Income Fund, respectively, before the waiver and reimbursement described below.

The Manager and the Funds have entered into an Expense Limitation Agreement under which the Manager has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain total annual operating expenses (excluding any front end or contingent deferred loads, Rule 12b-1 fees, brokerage commissions, leverage interest, dividends on securities sold short, taxes, costs of investing in underlying funds; expenses incurred with a merger or reorganization, and extraordinary expenses such as litigation) at 1.50%

CAMELOT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2015

for all classes of the Funds’ shares through January 31, 2016. Each waiver or reimbursement by the Manager is subject to repayment by the Funds within the three fiscal years following the fiscal year in which that particular expense is incurred, if the Funds are able to make the repayment without exceeding the expense limitation in effect at that time and the repayment is approved by the Board of Trustees. For the year ended September 30, 2015, the Camelot Premium Return Fund Manager recaptured $50,150. The Camelot Premium Return Fund has recaptured all available waived/reimbursed expenses subject to recapture.

For the year ended September 30, 2015, the Manager has waived and reimbursed $45,522 for the Camelot Excalibur Small Cap Income Fund. As of September 30, 2015 the Manager has waived/reimbursed expenses of the Camelot Excalibur Small Cap Income Fund that may be recovered no later than September 30 for the years indicated below:

Camelot Excalibur Small Cap Income Fund
2017	2018
$54,936	$45,522

The Trust has entered into a Management Services Agreement with MFund Services, LLC (“MFund”). Pursuant to the Management Services Agreement, MFund provides sponsorship, management and administration services. For MFund’s services to the Funds, the Funds pays MFund a base fee of $5,000 annually, an annualized asset based fee of 0.10% of average daily net assets up to $50 million, with lower fees at higher asset levels, plus reimbursement of out of pocket expenses. For the year ended September 30, 2015, the Funds incurred $66,470 and $13,942 for such fees for the Camelot Premium Return Fund and Camelot Excalibur Small Cap Income Fund, respectively.

Effective July 2, 2015, the Independent Trustees are paid a quarterly retainer of $500 per fund in the Trust. Prior to July 2, 2015, Independent Trustees were paid a quarterly retainer of $350 per fund in the Trust. The Independent Trustees also receive, at the discretion of the Chairman, $500 per Valuation Committee meeting attended, $500 per special telephonic board meeting attended and $2,000 per special in-person meeting attended. The fees paid to the Independent Trustees for their attendance at a meeting are shared equally by the Funds of the Trust and Variable Insurance Trust to which the meeting relates. The Lead Independent Trustee of the Trust receives an additional fee of $150 per Fund in the Trust per quarter. The Chairman of the Trust’s Audit Committee receives an additional fee of $400 per Fund in the Trust per year. The fees paid to the Trustees are paid in Fund shares.

A Trustee and Officer of the Trust is also the controlling member of MFund Services, Alphacentric Advisors LLC, and Catalyst Capital Advisors LLC (Alphacentric and Catalyst each serve as investment advisor to other series of the Trust), and is not paid any fees directly by the Trust for serving in such capacities.

Gemini Fund Services, LLC (“GFS”) provides administrative, fund accounting, and transfer agency services to the Fund pursuant to agreements with the Trust, for which it receives from each Fund: (i) basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses.

Certain Officers of the Trust are also employees of GFS, and are not paid any fees directly by the Trust for serving in such capacity.

Effective April 2015, Pursuant to the Services Agreements, MFund provides chief compliance officer services to the Fund. For these services, the Fund pays MFund an annual base fee plus an annual asset-based fee based upon net assets. In addition, the Fund reimburses MFund for any reasonable out- of- pocket expenses incurred in the performance of its duties under the Services Agreement.

CAMELOT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2015

The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for each class of shares, that allows the Funds to pay distribution and shareholder servicing expenses of up to 0.50% per annum for the Class A shares and up to 1.00% for the Class C shares based on average daily net assets of each class. Class A shares are currently paying 0.25% per annum of 12b-1 fees. Class C shares are currently paying 1.00% per annum of 12b-1 fees. The fee may be used for a variety of purposes, including compensating dealers and other financial service organizations for eligible services provided by those parties to the Funds and its shareholders and to reimburse Northern Lights Distributors, LLC. (the “Distributor”) and the Manager for distribution related expenses.

For the year ended September 30, 2015, the Distributor received $3,931 in underwriter concessions from the sale of shares of the Camelot Premium Return Fund and $223 concessions from the sale of shares of the Camelot Excalibur Small Cap Income Fund.

(5)	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the years ended September 30, 2015 and September 30, 2014 was as follows:

For the year ended September 30, 2015:
	Ordinary	Long-Term	Return of
Fund	Income	Capital Gains	Capital	Total
Camelot Premium Return Fund	$3,599,348	$1,050,083	$—	$4,649,431
Camelot Excalibur Small Cap Income Fund	356,769	2,482	—	359,251

For the year ended September 30, 2014:
	Ordinary	Long-Term	Return of
Fund	Income	Capital Gains	Capital	Total
Camelot Premium Return Fund	$2,519,415	$459,696	$—	$2,979,111
Camelot Excalibur Small Cap Income Fund	181,186	—	—	181,186

As of September 30, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Capital Loss	Other	Post October Loss	Unrealized	Total
	Ordinary	Long-Term	Carry	Book/Tax	and	Appreciation/	Accumulated
Fund	Income	Capital Gains	Forwards	Differences	Late Year Loss	(Depreciation)	Earnings/(Deficits)
Camelot Premium Return Fund	$2,180,920	$832,511	$—	$(227,368)	$—	$(12,654,133)	$(9,868,070)
Camelot Excalibur Small Cap Income Fund	379,792	15,781	—	—	—	(2,630,528)	(2,234,955)

The difference between book basis and tax basis accumulated net investment income, accumulated net realized gains, and unrealized appreciation/ depreciation from investments is primarily attributable to the tax deferral of losses on wash sales, the mark-to-market on open options contracts and tax adjustments for publicly traded partnerships, grantor trusts, royalty trusts, business development companies and return of capital distributions from corporations. In addition, the amount listed under other book/tax differences is primarily attributable to the tax deferral of fund distributions payable.

Permanent book and tax differences, primarily attributable to the book/tax treatment of foreign currency gains/(losses) and non-deductible expenses, the reclassification of Fund distributions and tax adjustments related to publicly traded partnerships, resulted in reclassification for the year ended September 30, 2015 as follows:

	Paid	Undistributed	Undistributed
	In	Ordinary	Long-Term
Fund	Capital	Income (Loss)	Gains (Loss)
Camelot Premium Return Fund	$—	$65,216	$(65,216)
Camelot Excalibur Small Cap Income Fund	$(786)	$28,594	$(27,808)

CAMELOT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2015

(6)	UNDERLYING FUND RISK

Each underlying fund, including each Exchange-Traded Fund (“ETF”), is subject to specific risks, depending on the nature of the underlying fund. These risks could include liquidity risk, sector risk, foreign and related currency risk, as well as risks associated with real estate investments and commodities. Investors in the Funds will indirectly bear fees and expenses charged by the underlying investment companies in which the Funds invest in addition to the Funds’ direct fees and expenses.

(7)	OPTIONS RISK

There are risks associated with the sale and purchase of call and put options. The seller (writer) of a call option which is covered (e.g., the writer holds the underlying security) assumes the risk of a decline in the market price of an underlying security below the purchase price of an underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller of an uncovered call option assumes the risk of a theoretical unlimited increase in the market price of an underlying security above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices. Purchasing securities to satisfy the exercise of the call option can itself cause the price of securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a call option assumes the risk of losing its entire premium invested in the call option. The seller (writer) of a put option which is covered (e.g., the writer has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the underlying security plus the premium received, and gives up the opportunity for gain on the underlying security below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of losing his entire premium invested in the put option.

(8)	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of September 30, 2015 FOLIOFN Investments, Inc. Special Custody Account for the Exclusive Benefit of Customers held 32.00% of the Camelot Premium Return Fund and 54.14% of the Camelot Excalibur Small Cap Income Fund may be deemed to control the Fund. Additionally, as of September 30, 2015 Charles Schwab & Co. held 32.99% of the Camelot Excalibur Small Cap Income Fund and may be deemed to control the Fund.

(9)	NEW ACCOUNTING PRONOUNCEMENTS

In May 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-07 “Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent)”. The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the NAV practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Funds’ financial statements and related disclosures.

(10)	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Mutual Fund Series Trust
and the Shareholders of Camelot Premium Return Fund
and the Shareholders of Camelot Excalibur Small Cap Income Fund

We have audited the accompanying statement of assets and liabilities of Camelot Premium Return Fund, a series of shares of beneficial interest in Mutual Fund Series Trust, including the schedule of investments, as of September 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, and for the period December 27, 2010 (commencement of operations) through September 30, 2011. We have also audited the accompanying statement of assets and liabilities of Camelot Excalibur Small Cap Income Fund, a series of shares of beneficial interest in Mutual Fund Series Trust, including the schedule of investments, as of September 30, 2015, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended, and for the period December 31, 2013 (commencement of operations) through September 30, 2014. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2015 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Camelot Premium Return Fund and Camelot Excalibur Small Cap Income Fund as of September 30, 2015, the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for each of the years or periods presented, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
November 30, 2015

Camelot Funds

EXPENSE EXAMPLES

September 30, 2015 (Unaudited)

As a shareholder of the Camelot Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Camelot Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2015 through September 30, 2015.

Actual Expenses

The “Actual” Expenses line in the table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Camelot Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period	During Period**
Actual	4/1/15	9/30/15	4/1/15 – 9/30/15	4/1/15 – 9/30/15
Camelot Premium Return Fund
Class A*	$1,000.00	$882.90	$8.09	1.71%
Class C*	1,000.00	878.90	11.63	2.47
Camelot Excalibur Small Cap Income Fund
Class A*	1,000.00	854.20	8.13	1.75
Class C*	1,000.00	856.00	11.63	2.50

	Beginning	Ending	Expenses Paid	Expense Ratio
Hypothetical	Account Value	Account Value	During Period	During Period**
(5% return before expenses)	4/1/15	9/30/15	4/1/15 – 9/30/15	4/1/15 – 9/30/15
Camelot Premium Return Fund
Class A*	$1,000.00	$1,016.47	$8.67	1.71%
Class C*	1,000.00	1,012.69	12.45	2.47
Camelot Excalibur Small Cap Income Fund
Class A*	1,000.00	1,016.29	8.85	1.75
Class C*	1,000.00	1,012.53	12.61	2.50

*	Expenses are equal to the average account value over the period, multiplied by the Funds’ annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (365).

**	Annualized.

Camelot Funds
Additional Information (Unaudited)
September 30, 2015

Reference is made to the Prospectus and the Statement of Additional Information for more detailed descriptions of the Management Agreement, Services Agreement and Distribution and/or Service (12b-1) Plan, tax aspects of the Funds and the calculation of the net asset value of shares of the Funds.

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Commission’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-855-226-3862; and on the Commission’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-855-226-3862; and on the Commission’s website at http://www.sec.gov.

Camelot Funds
Trustees and Officers (Unaudited)
September 30, 2015

Independent Trustees

Name, Address Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex	Other Directorships Held During Past 5 Years
Tobias Caldwell c/o Mutual Fund Series Trust 17605 Wright Street, Omaha NE 68130 Year of Birth: 1967	Trustee	Since 6/2006	Manager of Genovese Family Enterprises, a real estate firm, since 1999. Managing Member of PTL Real Estate LLC, a real estate/investment firm, since 2000. Managing Member of Bear Properties, LLC, a real estate firm, since 2006. President of Genovese Imports, an importer/ distributor of wine, from 2005 to 2011.	43	Variable Insurance Trust since 2010

Tiberiu Weisz c/o Mutual Fund Series Trust 17605 Wright Street, Omaha NE 68130 Year of Birth: 1949	Trustee	Since 6/2006	Retired, Attorney with and shareholder of Gottlieb, Rackman & Reisman, P.C., from 1994 to 2015.	43	Variable Insurance Trust since 2010

Dr. Bert Pariser c/o MITCU Corporation 860 East Broadway, Suite 2D, Long Beach, NY 11561 Year of Birth: 1940	Trustee	Since 5/2007	Managing Partner of The MITCU Corporation, a technology consulting firm since 2004. Faculty Member Technical Career Institutes, since 1991.	43	Variable Insurance Trust since 2010

Camelot Funds
Trustees and Officers (Unaudited)(Continued)
September 30, 2015

Interested Trustee** and Officers

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex	Other Directorships Held During Past 5 Years

Jerry Szilagyi 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1962	Trustee and President	Trustee since 7/2006; President since 2/2012	Managing Member, Catalyst Capital Advisors LLC, 1/2006- present; Member, AlphaCentric Advisors LLC, 2/2014 to Present; Member, Catalyst Mutuals Fund Distributors LLC, 12/2014-present; Managing Member, MFund Distributors LLC, 10/2012-present; Managing Member, MFund Services LLC, 1/2012 - Present; President, Abbington Capital Group LLC, 1998- present; President, Cross Sound Capital LLC, 6/2011 to 10/2013; President, USA Mutuals, Inc., 3/2011 to present; CEO, ThomasLloyd Global Asset Management (Americas) LLC, 9/2006 to 2010.	43	Variable Insurance Trust since 2010

Erik Naviloff 80 Arkay Drive Hauppauge, New York 11788 Year of Birth: 1968	Treasurer	Since 4/2012	Vice President – Fund Administration, Gemini Fund Services, LLC, since 2011; Assistant Vice President, Gemini Fund Services, 2007 - 2012.	N/A	N/A

Aaron Smith 80 Arkay Drive. Hauppauge, New York 11788 Year of Birth: 1974	Assistant Treasurer	Since 11/2013	Manager - Fund Administration, Gemini Fund Services, LLC, since 2012; Authorized Officer, UBS Global Asset Management, a business division of UBS AG, 2010-2012.	N/A	N/A

Brian Curley 80 Arkay Drive. Hauppauge, New York 11788 Year of Birth: 1970	Assistant Treasurer	Since 11/2013	Vice President, Gemini Fund Services, LLC since 1/2015; Assistant Vice President, Gemini Fund Services, LLC, since 2012; Senior Controller of Fund Treasury, The Goldman Sachs Group, Inc., 2008 – 2012.	N/A	N/A

Sam Singh 80 Arkay Drive. Hauppauge, New York 11788 Year of Birth: 1970	Assistant Treasurer	Since 2/2015	Vice President, Gemini Fund Services, LLC since 1/2015; Assistant Vice President, Gemini Fund Services, LLC, 2011-12/2014; Assistant Vice President of Fund Administration, BNY Mellon, 2007-2011.	N/A	N/A

Frederick J. Schmidt 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1959	Chief Compliance Officer	Since 5/2015	Director, MFund Services LLC since 5/2015; Chief Compliance Officer, TCG Financial Series Trusts, 9/2015 to Present; Director & Chief Compliance Officer, Citi Fund Services, 2010-2015; Senior Vice President & Chief Compliance Officer, Citi Fund Services, 2004-2010.	N/A	N/A

Jennifer A. Bailey 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1968	Secretary	Secretary since 4/2014	Director of Legal Services, MFund Services LLC, 2/2012 to present.	N/A	N/A

*	The term of office of each Trustee is indefinite.

**	The Trustee who is an “interested persons” of the Trust as defined in the 1940 Act is an interested person by virtue of being an officer of the Fund advisor.

The Fund’s SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-226-3863.

PRIVACY NOTICE

Mutual Fund Series Trust

Rev. June 2011

FACTS	WHAT DOES MUTUAL FUND SERIES TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Mutual Fund Series Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Mutual Fund Series Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For non-affiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-866-447-4228

PRIVACY NOTICE

Mutual Fund Series Trust

What we do:
How does Mutual Fund Series Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Mutual Fund Series Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for non-affiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust has no affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Mutual Fund Series Trust does not jointly market.

Mutual Fund Series Trust
17605 Wright Street
Omaha, NE 68130

MANAGER
Camelot Portfolios, LLC.
1700 Woodlands Drive, Suite 100
Maumee, OH 43537

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, NY 11788

TRANSFER AGENT
Gemini Fund Services, LLC
17605 Wright Street
Omaha, NE 68130

DISTRIBUTOR
Northern Lights Distributors, LLC
17605 Wright Street
Omaha, NE 68130

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BBD, LLP
1835 Market Street
26th Floor
Philadelphia, PA 19103

LEGAL COUNSEL
Thompson Hine LLP
41 South High Street
Suite 1700
Columbus, OH 43215

CUSTODIAN BANK
The Huntington National Bank
7 Easton Oval
Columbus, OH 43219

ITEM 2. CODE OF ETHICS.

(a)	The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the registrant's principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

Trust Series	2015	2014
Camelot Premium Return Fund	11,250	11,000
Camelot Excalibur Small Cap Income Fund	11,250	11,000

(b)	Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.
(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows:

Trust Series	2015	2014
Camelot Premium Return Fund	2,000	2,000
Camelot Excalibur Small Cap Income Fund	2,000	2,000

(d)	All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 and $0 for the fiscal years ended September 30, 2015 and 2014 respectively.
(e)(1)	The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.
(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
f)	Not applicable. The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).
(g)	All non-audit fees billed by the registrant's principal accountant for services rendered to the registrant for the fiscal years ended September 30, 2015 and 2014 respectively are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant's principal accountant for the registrant's adviser.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. SCHEDULE OF INVESTMENT

Included in annual report to shareholders filed under item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable Fund is an open-end management investment company

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable Fund is an open-end management investment company

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable Fund is an open-end management investment company

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 11. CONTROLS AND PROCEDURES.

(a)    The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)   There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(1)   Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)   Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)   Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mutual Fund Series Trust

By Jerry Szilagyi	/s/ Jerry Szilagyi
President,
Date: December 5, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Jerry Szilagyi	/s/ Jerry Szilagyi ___________
President
Date: December 5, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Erik Naviloff	/s/ Erik Naviloff_____________
Treasurer
Date: December 5, 2015